SCHEDULE 14A

                INFORMATION REQUIRED IN PROXY STATEMENT

                       SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No.  )

Filed by the registrant /X/
Filed by a party other than the registrant / /
Check the appropriate box:

/ /  Preliminary proxy statement

/ /  Definitive proxy statement

/ /  Definitive additional materials

/X/  Soliciting material pursuant to Rule 14a-11 or Rule 14a-12
                          KEMPER CORPORATION
__________________________________________________________________
           (Name of Registrant as Specified in Its Charter)
                          KEMPER CORPORATION
__________________________________________________________________
              (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/ /  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

(1)  Title of each class of securities to which transaction applies:
___________________________________________________________________

(2)  Aggregate number of securities to which transaction applies:

___________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 1

___________________________________________________________________

(4)  Proposed maximum aggregate value of transaction:

___________________________________________________________________

  1 Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

___________________________________________________________________

(2)  Form, schedule or registration statement no.:

___________________________________________________________________

(3)  Filing party:

___________________________________________________________________

(4)  Date filed:

___________________________________________________________________

/X/ Filing fee of $500 was previously paid in two payments on March 24, 1994 and March 28, 1994, the latter date when the Preliminary
Proxy Statement was filed.

PROXY SERVICES                                   WESTERN
51 MERCEDES WAY                                  UNION/MAILGRAM
EDGEWOOD NY 11717

                                         05/05/94





                          KEMPER CORPORATION

                               IMPORTANT
                            ---------------

DEAR KEMPER STOCKHOLDER:

THE ANNUAL MEETING IS ONLY A FEW DAYS AWAY. WE NEED YOUR SUPPORT TO RE-ELECT FOUR OF KEMPER'S DIRECTORS WHO ARE DEDICATED TO PROTECTING YOUR FINANCIAL INTERESTS.

SINCE TIME IS SHORT, YOUR VOTE IS CRITICALLY IMPORTANT.  WE HAVE
ESTABLISHED A METHOD FOR YOU TO VOTE BY TOLL-FREE TELEPHONE. PLEASE FOLLOW THE SIMPLE STEPS LISTED BELOW.

                                         THANK YOU FOR YOUR SUPPORT,

                                         KEMPER CORPORATION

                     TOLL-FREE PROXYGRAM OPERATORS
                  ARE AVAILABLE TO ASSIST YOU NOW!!!

                             INSTRUCTIONS

1.  CALL TOLL-FREE 1-800-437-7699 ANYTIME, DAY OR NIGHT.

2. TELL THE OPERATOR THAT YOU WISH TO SEND A COLLECT PROXYGRAM TO ID NO. 4512, KEMPER CORPORATION.

3.  STATE YOUR NAME, ADDRESS AND TELEPHONE NUMBER.

4.  STATE THE BANK OR BROKERAGE FIRM AT WHICH YOUR SHARES ARE HELD.

5.  STATE THE CONTROL NUMBER THAT APPEARS BELOW YOUR BANK OR
BROKERAGE
    FIRM ON THIS MAILGRAM.

BANK BROKER:

                                                 CONTROL NO.
                                                 NO. OF SHARES:

IF YOU NEED ASSISTANCE IN VOTING, CALL OUR SOLICITOR, GEORGESON &
COMPANY, INC. AT 1-800-223-2064.

                       KEMPER CORPORATION PROXY
               KEMPER CENTER, LONG GROVE, ILLINOIS 60049

THE UNDERSIGNED HEREBY APPOINTS PETER B. HAMILTON, GEORGE D. KENNEDY AND DAVID B. MATHIS, OR ANY ONE OF THEM, TRUE AND LAWFUL PROXY AND ATTORNEY IN FACT FOR THE UNDERSIGNED, WITH POWER IN EACH TO APPOINT A SUBSTITUTE, TO VOTE ALL SHARES OF KEMPER CORPORATION WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE 1994 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD IN THE STOCKHOLDERS MEETING ROOM ON THE 57TH FLOOR OF THE FIRST NATIONAL BANK OF CHICAGO, ONE FIRST NATIONAL PLAZA, CHICAGO, ILLINOIS, ON MAY 11, 1994 AT 10:30 A.M., AND AT ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF, AS FOLLOWS:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WHICH
RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

1.  ELECTION OF DIRECTORS

     (  )  FOR ALL NOMINEES LISTED      (  )  WITHHOLD AUTHORITY
           BELOW (EXCEPT AS MARKED TO         TO VOTE FOR ALL
NOMINEES
           THE CONTRARY BELOW)                LISTED BELOW

JOHN T. CHAIN, JR., GEORGE D. KENNEDY, DAVID B. MATHIS AND
KENNETH A RANDALL

(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE, GIVE THAT NOMINEE'S NAME TO THE OPERATOR.)

......................................................................


2.  THE APPROVAL OF THE KEMPER CORPORATION 1993 SENIOR EXECUTIVE
    LONG-TERM INCENTIVE PLAN.

    (  )  FOR              (  )  AGAINST                (  )  ABSTAIN

3.  THE APPROVAL OF THE COMPANY'S PERFORMANCE-BASED COMPENSATION
    PROGRAM.

    (  )  FOR              (  )  AGAINST                (  )  ABSTAIN

4.  THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK AS
    INDEPENDENT AUDITORS FOR THE YEAR 1994.

    (  )  FOR              (  )  AGAINST                (  )  ABSTAIN

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
    ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.